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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                February 22, 2001
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

             1-11639                                 22-3408857
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      (Commission File Number)               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                             07974
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(Address of principal executive offices)                              (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.


         On February 22, 2001, Lucent completed arrangements for $4.5 billion of new 364-day Credit Facilities with financial institutions. These credit facilities consist of (1) a $2 billion credit facility that replaces the 364 day $2 billion credit facility that expired on February 22, 2001 and (2) a 364 day $2.5 billion credit facility that will be assumed by Agere Systems at its expected initial public offering (IPO). In addition to the new $4.5 billion Credit Facilities, Lucent amended an existing $2 billion credit facility expiring in February 2003, for a total of $6.5 billion in Credit Facilities.
The credit facility assumable by Agere is referred to as the "Assumable Facility," and together with the other two Credit Facilities are referred to as the "Credit Facilities". The Credit Facilities are secured by substantially all of Lucent's assets (the "Collateral"), including a pledge of the Agere stock owned by Lucent. The Collateral arrangements fully comply with the provisions of Lucent's public term debt indenture. Certain other existing financings and obligations will be, and certain future financings and obligations could be similarly secured during the time the Collateral arrangements for the Credit Facilities are in effect.

         The Credit Facilities contain financial covenants that require Lucent to have a minimum net worth and minimum earnings before interest, taxes, depreciation and amortization (EBITDA). The minimum net worth required is $23 billion. The calculation of the net worth covenant will exclude certain items, such as the financial statement accounting effects of the expected Agere IPO and expected Distribution referred to below, certain business restructuring charges, other nonrecurring expenses and gains, and accounting changes. The EBITDA covenant requires that Lucent achieve a cumulative EBITDA of negative $2.35 billion or better for the nine months ended September 30, 2001, though the covenant will be tested in quarterly increments during the period. In addition, there are minimum EBITDA covenants in place for fiscal year 2002 and 2003. Compliance with this covenant will require EBITDA improvements during the nine-month period in fiscal year 2001, and further improvement in the years thereafter. Certain business restructuring charges, other nonrecurring expenses and gains, accounting changes, and the results of Agere and its subsidiaries will be excluded from the calculation of EBITDA.

         In addition, upon the release of the pledge of Agere stock referred to below, until the Distribution of Agere, another financial covenant will require Lucent to have a minimum ratio of current assets to specified secured debt and other obligations which share in the Collateral, of 1.75. For this purpose, current assets will include cash, various money market obligations, receivables, and inventories for Lucent excluding Agere and its subsidiaries. The debt obligations in the denominator of the ratio include the aggregate amount of commitments under the Credit Facilities and indebtedness, guarantees and other obligations that share in the Collateral. Some of Lucent's other existing and future financings and obligations may include financial covenants and other restrictions similar to those in the Credit Facilities.

         The Credit Facilities do not restrict Lucent from completing the Agere IPO. After the Agere IPO, including the assumption of $2.5 billion of Lucent debt under the Assumable Facility by Agere, Lucent can request that its pledge of Agere stock be released if no event of default, including failure to satisfy the financial covenants described above, exists under the Credit Facilities. The Credit Facilities contain customary events of

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default. Following the Agere IPO, Lucent intends to distribute all of the Agere stock it then owns to Lucent's shareowners in a tax-free distribution for United States federal tax purposes, by September 30, 2001 (the "Distribution"), subject to certain conditions including a favorable ruling from the Internal Revenue Services. Under the Credit Facilities, Lucent cannot make the Distribution unless the pledge of Agere stock has been released and, at the time of the Distribution, no event of default, including failure to satisfy the financial covenants described above, exists under the Credit Facilities and Lucent has generated $2.5 billion of funds or reduction in debt from non-operating sources.

         The Credit Facilities contain customary covenants restricting additional debt, the payment of dividends, change of control, mergers, liens, sale and leasebacks, capital expenditures and investments, and other matters. The existing rate of cash dividends on Lucent's common stock is permitted if there is no event of default under the Credit Facilities.

         The above is a summary of certain provisions of the agreements. The agreements are included as exhibits to this Form 8-K.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit 99.1 364 Day Revolving Credit Facility Agreement, Dated as of February 22, 2001.

Exhibit 99.2 364 Day Assumable Revolving Credit and Term Loan Facility Agreement, dated as of February 22, 2001.

Exhibit 99.3 5-Year Amended and Restated Revolving Credit Facility Agreement, expiring in February 2003.

Exhibit 99.4            Guarantee and Collateral Agreement, dated as of
                        February 22, 2001.

Exhibit 99.5            Collateral Sharing Agreement, dated as of February 22,
                        2001.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date:  February 27, 2001                    By:/s/ Martina Hund-Mejean
                                            Name:  Martina Hund-Mejean
                                            Title: Senior Vice President and
                                                   Treasurer


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                                Exhibit Index
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Exhibits No.            Description
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Exhibit 99.1            364 Day Revolving Credit Facility Agreement, Dated as
                        of February 22, 2001.

Exhibit 99.2 364 Day Assumable Revolving Credit and Term Loan Facility Agreement, dated as of February 22, 2001.

Exhibit 99.3 5-Year Amended and Restated Revolving Credit Facility Agreement, expiring in February 2003.

Exhibit 99.4            Guarantee and Collateral Agreement, dated as of
                        February 22, 2001.

Exhibit 99.5            Collateral Sharing Agreement, dated as of February 22,
                        2001.